Impairments and Disposal of Assets, Net	12 Months Ended
May. 31, 2015
Asset Impairment Charges [Abstract]
Impairments and Disposal of Assets, Net
IMPAIRMENTS AND DISPOSAL OF ASSETS, NET
During fiscal 2015, 2014 and 2013, we recognized net long-lived asset impairment and disposal charges of $62.1 million ($40.3 million net of tax), $16.4 million ($10.1 million net of tax) and $0.9 million ($0.6 million net of tax), respectively.  During fiscal 2015, management identified nine Olive Garden locations and three Seasons 52 locations where the estimated useful life was significantly shortened based on a re-evaluation of expected lease renewals, leading to significant decreases in projected cash flows. Of the total impairments in fiscal 2015, $34.1 million related to these restaurant impairments. In addition, during fiscal 2015 we began marketing selected restaurant assets for individual sale leasebacks. During fiscal 2015, we recorded impairment charges of $15.2 million related to the restaurant assets involved in sale-leaseback arrangements which either closed in fiscal 2015 or are expected to close in fiscal 2016. Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of future cash flows. We also recognized impairments of assets related to the expected disposal of excess land parcels, our lobster aquaculture project and a corporate airplane in connection with the closure of our aviation department during fiscal 2015. These costs are included in impairments and disposal of assets, net as a component of earnings from continuing operations in the accompanying consolidated statements of earnings for fiscal 2015, 2014 and 2013.